UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 06, 2026

Apartment Investment and Management Company

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-13232	84-1259577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1450
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 833 373-1300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (Apartment Investment and Management Company)	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Apartment Investment and Management Company (“Aimco”) held a Special Meeting of Stockholders (the “Special Meeting”) on February 6, 2026, at its corporate headquarters, located at 4582 South Ulster Street, Suite 1450, Denver, CO, 80237. Aimco’s stockholders considered three proposals, each of which is described in more detail in Aimco’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on January 2, 2026. On the record date of December 31, 2025, there were 144,075,540 shares of Aimco’s Common Stock issued and outstanding and eligible to vote. The final voting results are reported below.

1. Liquidation Proposal: Approval of the Plan of Sale and Liquidation, providing for the sale or disposition of all of Aimco’s assets, winding down Aimco’s business and affairs and terminating Aimco’s existence by voluntary dissolution. Aimco’s stockholders approved the Liquidation Proposal. The voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
119,217,338	108,600	5,955	—

2. Compensation Proposal: Non-binding, advisory vote to approve the specified compensation that may be paid or become payable to Aimco’s named executive officers in connection with the Plan of Sale and Liquidation. Aimco’s stockholders gave advisory approval of the Compensation Proposal. The voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
68,067,141	51,026,880	237,872	—

3. Adjournment Proposal: Aimco’s stockholders approved one or more adjournments of the Special Meeting to a later date or dates, if necessary, appropriate or advisable to solicit additional proxies. Because there were sufficient votes to approve the Liquidation Proposal, no adjournment of the Special Meeting was determined to be necessary, appropriate or advisable, and accordingly, the Special Meeting was not adjourned and proceeded to conclusion. The voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
97,045,288	22,260,459	26,146	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

Date:	February 6, 2025	By:	/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield Executive Vice President and Chief Financial Officer